_____________________________________________________

WARRANT INDENTURE

_____________________________________________________

Dated as of August 15, 2008

between

GOLDEN PREDATOR MINES INC.

- and -

OLYMPIA TRUST COMPANY

Providing for the issue of

Common Share Purchase Warrants

Vancouver, British Columbia

WARRANT INDENTURE

                                   This Warrant Trust Indenture is made as of the 15th day of August, 2008,

B E T W E E N:

GOLDEN PREDATOR MINES INC. a corporation incorporated pursuant to the laws of British Columbia (hereinafter referred to as the "Corporation")

- and -

OLYMPIA TRUST COMPANY, a trust company authorized to carry on business in the provinces of British Columbia and Alberta, Canada (hereinafter referred to as the "Warrant Agent")

                                   WHEREAS the Corporation's authorized capital currently consists of an unlimited amount of Common Shares ;

                                   AND WHEREAS the Corporation and Fury Explorations Ltd. (“Fury”) have entered into to a business combination by way of plan of arrangement pursuant to Sections 288 through 299 of the BCBCA, in which (1) the Corporation will issue 1/3 of a Common Share and 1/2 of a Warrant for every one common share in the capital of Fury held, and (2) Fury shall become a wholly owned subsidiary of the Corporation.

                                   AND WHEREAS each whole Warrant shall entitle the registered holder thereof to acquire one Common Share at a cost of CAD$3.35 for a period of three years from the Closing Date upon the terms and conditions herein set forth;

                                   AND WHEREAS all things necessary have been done and performed to make the Warrants legal, valid and binding upon the Corporation with the benefits and subject to the terms and conditions of this Indenture;

                                   AND WHEREAS the Corporation desires the Warrant Agent to act on behalf of the Corporation, and the Warrant Agent is willing to act, in connection with the issuance of Warrants and other matters as provided herein;

                                   NOW THEREFORE, THIS INDENTURE WITNESSES that for good and valuable consideration mutually given and received, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1.               INTERPRETATION

1.1        Definitions

In this Indenture, including the recitals and schedules hereto and in all indentures supplemental hereto, the expressions below shall have the following meanings:

(a)

“Arrangement” the business combination of the Corporation and Fury pursuant to Sections 288 through 299 of the BCBCA and the Pre-Arrangement Agreement whereby on the Closing Date, the Corporation issues 1/3 of a Common Share and 1/2 of a Warrant for every one common share in the capital of Fury held, and Fury becomes a wholly owned subsidiary of the Corporation.

(b)	“BCBCA” means the Business Corporations Act (British Columbia);

(c)	"Business Day" means a day which is not a Saturday, Sunday or civic or statutory holiday in Vancouver, British Columbia;

(d)	"Close of Business" means 4:30 p.m., Vancouver, British Columbia time;

(e)	“Closing Date” means the effective date of the Arrangement, being a date as may be agreed to by the Corporation and Fury;

(f)	"Common Share Certificate" means a certificate evidencing Common Shares issued and outstanding in the share capital of the Corporation;

(g)

"Common Shares" means the common shares in the capital of the Corporation, as such shares exist at the Close of Business on the Closing Date of the Arrangement; provided that in the event of a change or a subdivision, redivision, reduction, combination or consolidation thereof, or successive such changes, subdivisions, redivisions, reductions, combinations or consolidations then, subject to adjustments, if any, having been made in accordance with the provisions of Section 4.6, "Common Shares" shall thereafter mean the shares resulting from such change, subdivision, redivision, reduction, combination or consolidation;

(h)	"Corporation" means Golden Predator Mines Inc.;

(i)	"counsel" means a barrister or solicitor or firm of barristers or solicitors (who may be counsel to the Corporation) acceptable to the Warrant Agent;

(j)

"Current Market Price" per Common Share at any date shall be the simple average closing price per Common Share for such Common Shares for any 20 consecutive trading days (such 20 consecutive trading days being selected by the Corporation) ending not more than five trading days preceding such date on the TSX (or, if the Common Shares are not listed on such stock exchange, on such stock exchange on which such Common Shares are listed as may be selected for such purpose by the directors of the Corporation, or if such Common Shares are not listed on any stock exchange then on the over the counter market). If such Common Shares are not listed on any stock exchange or traded on an over the counter market, the Current Market Price shall be determined in good faith by the directors of the Corporation.

(k)

"Dividends Paid in the Ordinary Course" means cash dividends declared payable on the Common Shares in any fiscal year of the Corporation to the extent that such cash dividends do not exceed, in the aggregate, the greatest of: (i) 200% of the aggregate amount of cash dividends declared payable by the Corporation on the Common Shares in its immediately preceding fiscal year; (ii) 300% of the arithmetic mean of the aggregate amounts of cash dividends declared payable by the Corporation on the Common Shares in its three immediately preceding fiscal years and; (iii) 100% of the aggregate consolidated net income of the Corporation, before extraordinary items, for its immediately preceding fiscal year;

(l)	"Exercise Price" means the amount required to purchase Common Shares on the exercise of Warrants pursuant to the terms hereof being, subject to Article 5, the sum of CAD$3.35 per Common Share;

(m)	"Expiry Date" means the date which is three years from the Closing Date;

(n)	"Extraordinary Resolution" has the meaning given in Section 7.12;

(o)	"Holder" or "Warrant Holder" means the registered holder for the time being of any of the Warrants;

(p)	"Officers' Certificate" means a certificate signed by the President, Chief Financial Officer, Secretary or a duly authorized director of the Corporation;

(q)	"Pre-Arrangement Agreement" means the agreement dated July 8, 2008 between the Corporation and Fury respecting the business combination of the companies pursuant to the Arrangement;

(r)	“TSX” means the Toronto Stock Exchange;

(s)	"Warrant Agent" means Olympia Trust Company or its successor and permitted assigns from time to time;

(t)	"Warrants" means warrants issued, or authorized to be issued, hereunder for the purchase of Common Shares evidenced by Warrant Certificates;

(u)	"Warrant Certificate" means a certificate evidencing Warrants issued and certified hereunder and substantially in the form set out in Schedule “A”;

(v)

"Warrant Holders' Request" means an instrument in writing signed, or signed in counterparts, by the holders of not less than 25% of the aggregate number of Warrants outstanding at that time requesting the Warrant Agent to take some action or proceeding specified therein;

(w)

"written order of the Corporation" means a written order, request, consent, or certificate and any other document signed in the name of the Corporation by any director or officer of the Corporation, and may consist of one or more instruments so executed; and

(x)

"this Indenture", "hereto", "herein", "hereby", "hereunder", "hereof" and similar expressions mean or refer to this Indenture and any indenture, deed or instrument supplemental or ancillary hereto; and the expressions "Article", "Section", "subsection" and "clause" followed by a number mean and refer to the specified Article, Section, subsection and clause of this Indenture;

1.2        Plurals and Gender

Words importing the singular number only shall include the plural and vice versa and words importing the masculine gender shall include the feminine gender and words importing persons shall include firms and corporations and vice versa.

1.3        Saturdays, Sundays, Holidays, etc.

If the date for the taking of any action under this Indenture falls on a Saturday, Sunday or a legal holiday, such action may be taken on the next succeeding day that is not a Saturday, Sunday or legal holiday, with the same force and effect as if made on the nominal date.

1.4        Governing Law

This Indenture and the Warrants shall be governed by the laws of the Province of British Columbia and the laws of Canada applicable therein and shall be treated in all respects as a British Columbia contract.

ARTICLE 2.               BENEFICIARIES

2.1        Beneficiaries

This Indenture is entered into with the Warrant Agent for the benefit of, and the Warrant Agent declares that it holds this Indenture and all rights, interests and benefits of this Indenture for, such persons, firms and corporations, and each of them, as become Holders of Warrants from time to time.

ARTICLE 3.               ISSUE AND DELIVERY OF WARRANTS

3.1        Authorized Number of Warrants

There are hereby authorized, created and issued an aggregate total of up to _____________________Warrants in connection with the Arrangement, such Warrant Certificates shall be executed by the Corporation and certified by or on behalf of the Warrant Agent, upon the written order of the Corporation, and delivered by the Warrant Agent to the Corporation in accordance with the written direction of the Corporation.

3.2        Terms of Warrants

(a)

Subject to Section 3.2(b) each whole Warrant shall entitle the holder thereof to purchase one Common Share at any time until the Close of Business on the Expiry Date at a price per Common Share equal to the Exercise Price.

(b)	The number of Common Shares which may be purchased pursuant to the Warrants and the Exercise Price shall be adjusted in the events and in the manner specified in ARTICLE 4.

3.3        Form of Warrant Certificates

Warrant Certificates shall be issued in registered form and shall be substantially in the form set out in Schedule “A” hereto (except as hereinafter provided) with such additions, variations and deletions as may be permitted by the provisions of this Indenture and as may be agreed upon between the Corporation and the Warrant Agent, and numbered in such manner as the Corporation with the approval of the Warrant Agent may prescribe. All Warrant Certificates shall be dated the date of issue of the Warrants and shall, save as to denominations, be of like tenor and effect and when issued shall comply with the requirements of the TSX.

3.4        Fractional Warrants

No Warrant Certificate evidencing any fraction of a Warrant shall be issued. If any fraction of a Warrant would otherwise be issuable, the number of Warrants so issued shall be rounded down to the nearest whole Warrant.

3.5        Execution of Warrant Certificates

Warrant Certificates shall be signed by the President, Chief Financial Officer, Secretary or a duly authorized director of the Corporation and need not be under seal. A facsimile signature upon any of the Warrant Certificates shall for all purposes of this Indenture be deemed to be the signature of the person whose signature it purports to be and, notwithstanding that a person whose signature may appear on the Warrant Certificates is not at the date of this Indenture or at the date of the delivery of the Warrant Certificates an officer of the Corporation as aforesaid, the Warrants represented by such Warrant Certificates shall be valid and binding upon the Corporation.

3.6        Certification of Warrant Agent

No Warrant Certificate shall be issued or, if issued, shall be valid for any purpose whatsoever, or shall entitle the Holder thereof to any rights, until the Warrant Certificate has been certified by the Warrant Agent, such certificate to be substantially in the form set out in Schedule “A” or in such other form as may be approved by the Warrant Agent. The Warrant Certificates may be certified by an officer or agent of the Warrant Agent appointed by it for that purpose and any such signature on a Warrant Certificate shall be conclusive evidence that it is duly issued. The certificate of the Warrant Agent on a Warrant Certificate shall not be construed as a representation or warranty by the Warrant Agent as to the validity of this Indenture or of the Warrants represented thereby or as to the carrying out by the Corporation of its obligations under this Indenture and the Warrant Agent shall in no respect be liable or answerable for the use made of the Warrants, or any of them, or of the consideration therefor except as otherwise specified herein. The certification of the Warrant Agent on a Warrant Certificate shall, however, be a representation and warranty by the Warrant Agent that the Warrant Certificate has been duly certified by or on behalf of the Warrant Agent pursuant to the provisions of this Indenture.

3.7        Warrants To Rank Pari Passu

All Warrants will rank pari passu, whatever may be the actual dates of the issue of the Warrant Certificates by which the Warrants are evidenced.

3.8        Ownership of Warrants

The Warrant Agent and the Corporation shall be entitled to treat the Holder of a Warrant Certificate as the absolute holder and owner of the Warrants represented thereby and neither the Warrant Agent nor the Corporation shall be charged with notice of or be bound to see to the execution of any trust whether express, implied or constructive, in respect of any Warrants. A Holder of a Warrant shall be entitled to the rights evidenced thereby free from all equities and rights of set-off or counterclaim between the Corporation and the original or any intermediate holder thereof and all persons may act accordingly, and the issuance thereto in accordance with the terms hereof will be a good discharge to the Corporation and the Warrant Agent therefor and neither the Corporation nor the Warrant Agent will be bound to inquire into the title of any such Holder.

3.9        Mutilation, Loss, Theft or Destruction of Warrants

(a)

In case any of the Warrant Certificates issued and countersigned hereunder is mutilated or lost, destroyed or stolen, the Corporation, in its discretion, may issue and deliver a new Warrant Certificate of like date and tenor in exchange for and in place of the one mutilated, lost destroyed or stolen and upon surrender and cancellation of such mutilated Warrant Certificate or in lieu of and in substitution for such lost, destroyed or stolen Warrant Certificate and the substituted Warrant Certificate entitles the holder thereof to the benefits hereof and ranks equally in accordance with its terms with all other Warrants issued hereunder.

(b)

The Warrant Holder applying for the issue of a new Warrant Certificate pursuant to this section shall bear the cost of the issue thereof and in case of loss, destruction or theft shall, as a condition precedent to the issue thereof, furnish to the Corporation such evidence of ownership and the loss, destruction or theft of the Warrant Certificate so lost, destroyed or stolen as is satisfactory to the Corporation in its discretion. The Corporation shall require such applicant to furnish an indemnity and surety bond in the amount and form satisfactory to the Corporation and the Warrant Agent in their discretion, and the applicant shall pay the reasonable charges of the Corporation and the Warrant Agent in connection therewith.

3.10      Exchange of Warrant Certificates

Warrant Certificates to purchase any specified number of Common Shares may, upon compliance with the reasonable requirements of the Warrant Agent, be exchanged for Warrant Certificates in other denominations entitling the Holder thereof to purchase an equal aggregate number of Common Shares. Warrant Certificates may be exchanged at the principal offices of the Warrant Agent in Vancouver, British Columbia. Except as otherwise herein provided, the Warrant Agent shall, charge to the Warrant Holder requesting an exchange a reasonable sum for each new Warrant Certificate issued; and payment of such charges and of any and all taxes or governmental or other charges required to be paid by the Warrant Holder requesting such exchange shall be made by such Holder as a condition precedent thereto.

3.11      Replacement Warrant Certificates

Irrespective of any adjustments pursuant to ARTICLE 4, all replacement and exchanged Warrant Certificates shall express the number of Warrants evidenced thereby as if such Warrant Certificates were initially issued pursuant to Section 3.3.

3.12      Warrant Holder not a Shareholder

The holding of a Warrant evidenced by a Warrant Certificate does not make the Holder a shareholder of the Corporation nor does it entitle the Holder to any right or interest except as is expressly provided in this Indenture and in the Warrant Certificate.

3.13      Warrant Registers and Transfer of Warrants

The Corporation shall, at all times while any Warrants are outstanding, cause to be kept (i) by and at the principal office of the Warrant Agent in Vancouver, British Columbia, registers of Holders in which shall be entered the names and addresses of the Holders and particulars of the Warrants held by them respectively, and (ii) by and at the principal office of the Warrant Agent in Vancouver, British Columbia and in such other place or places and by the Warrant Agent or by such other registrar or registrars, if any, as the Corporation with the approval of the Warrant Agent may designate, registers of transfers in which shall be entered the particulars of all transfers of Warrants.

No transfer of a Warrant shall be valid unless made by the Holder or his executors or administrators or other legal representatives or his or their attorney duly appointed by an instrument in writing in form or in accordance with the form on the Warrant Certificate, and execution satisfactory to the Warrant Agent, upon compliance with such requirements as the Warrant Agent or other registrar may prescribe, and unless such transfer shall have been duly entered on one of the registers of transfers or noted on such Warrants by the Warrant Agent or other registrar.

The registers referred to in this Section 3.13 shall at all reasonable times be open for inspection by the Corporation, by the Warrant Agent and by any Warrant Holder. A Holder may at any time and from time to time have such Warrants transferred at any of the places at which a register of transfers is kept pursuant to the provisions of this Section 3.13, in accordance with such reasonable regulations as the Warrant Agent may prescribe.

Except in the case of the registers required to be kept in Vancouver, British Columbia, the Corporation, with the approval of the Warrant Agent, shall have power at any time to close any register of transfers and in that event shall transfer the records thereof to another existing register or to a new register. In the event that the register in any place is closed and the records transferred to a register kept in another place, notice of such change shall be given in the manner provided in Section 9.7 to the Holders registered in the register so closed.

The Warrant Agent shall, when requested to do so in writing by the Corporation, furnish the Corporation with a list of names and addresses of the Holders showing the amounts of such Warrants held by each Holder.

ARTICLE 4.               EXERCISE OF WARRANTS

4.1        Method of Exercise

(a)

The right to purchase Common Shares conferred by the Warrants may be exercised by the Holder surrendering the Warrant Certificate representing it, together with a duly completed and executed exercise form as set out on the back of the Warrant Certificate (the “Exercise Form”) and a certified cheque, bank draft or money order in lawful money of Canada payable to or to the order of the Corporation, in the amount of the aggregate Exercise Price in respect of the Common Shares subscribed for, to the Warrant Agent at its principal office in Vancouver, British Columbia; provided that no Warrants may be exercised after the Expiry Date. The Warrant Certificate and the aggregate Exercise Price shall be deemed to be duly surrendered pursuant to this Section 4.1 only upon personal delivery thereof or, if sent by mail or other means of transmission, upon actual receipt thereof by the Warrant Agent at its principal office in Vancouver, British Columbia or at such other place that is designated by the Corporation with the approval of the Warrant Agent.

(b)

Such Exercise Form shall be signed by the Warrant Holder or the lawful attorney thereof and shall specify the number of Common Shares which the Holder desires to purchase (being not more than that number which the Holder is entitled to purchase pursuant to the Warrant Certificate surrendered), the name and address or names and addresses of the person or persons to whom such Common Shares are to be issued and the numbers of Common Shares to be issued to each such person if more than one person is so specified. If any of the Common Shares subscribed for are to be issued to a person or persons other than the Warrant Holder, the Warrant Holder shall pay all requisite transfer taxes or like charges.

4.2        Restrictions on Exercise and U.S. Restrictive Legend

(a)

The Warrants may not be exercised in the United States or by or on behalf of a “U.S. person” (a “U.S. Person”), as such term is defined in Regulation S (“Regulation S”) under the U.S. Securities Act of 1933, as amended (the “U.S. Securities Act”), unless an exemption from registration is available under the U.S. Securities Act and any applicable state securities laws and the Corporation has received an opinion of counsel and other evidence to such effect in form and substance satisfactory to the Corporation.

(b)

Unless otherwise required by United States federal or state securities laws, only those certificates representing Common Shares originally issued to a U.S. Person or a person in the United States or a person for the account or benefit of a U.S. Person or a person in the United States, as well as all certificates issued in exchange for or in substitution of the foregoing securities, will bear a legend to the following effect:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR THE LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE LOCAL LAWS AND REGULATIONS, (C) IN COMPLIANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 OR RULE 144A THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR (D) IN ANOTHER TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS AFTER THE SELLER FURNISHES TO THE CORPORATION AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION TO SUCH EFFECT. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA. IF, AT ANY TIME THE CORPORATION IS A “FOREIGN ISSUER” AS DEFINED IN REGULATION S UNDER THE U.S. SECURITIES ACT, THESE SECURITIES ARE BEING SOLD IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT, A NEW CERTIFICATE BEARING NO LEGEND, DELIVERY OF WHICH WILL CONSTITUTE “GOOD DELIVERY,” MAY BE OBTAINED FROM THE CORPORATION’S TRANSFER AGENT UPON DELIVERY OF THIS CERTIFICATE AND A DULY EXECUTED DECLARATION, IN A FORM SATISFACTORY TO THE CORPORATION AND ITS TRANSFER AGENT, TO THE EFFECT THAT THE SALE OF THE SECURITIES REPRESENTED HEREBY IS BEING MADE IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT.

provided, that if, at the time the Corporation is a “foreign issuer” as defined in Regulation S, such securities are being sold in accordance with the requirements of Rule 904 of Regulation S, as referred to above, and in compliance with local laws and regulations, the legend may be removed by providing a declaration to the Corporation and the Corporation’s transfer agent for such securities, in the form as the Corporation may prescribe from time to time;

notwithstanding the foregoing, the Corporation’s transfer agent may impose additional requirements for the removal of legends from securities sold in accordance with Rule 904 of Regulation S in the future; and

provided further, that, if any of such securities are being sold pursuant to Rule 144 of the U.S. Securities Act, the legend may be removed by delivery to the Corporation and the Corporation’s transfer agent of an opinion of counsel of recognized standing in form and substance satisfactory to the Corporation to the effect that the legend is no longer required under applicable requirements of the U.S. Securities Act or state securities laws.

(c)

If a certificate representing Common Shares is tendered for transfer and bears the legend set forth in above and the holder has not obtained the prior written consent of the Corporation, the Corporation’s transfer agent shall not register such transfer unless the transferor has provided the certificate representing the Common Shares and the transfer is being made (i) to the Corporation, (ii) outside the United States in accordance with the requirements of Rule 904 of Regulation S and in compliance with applicable local laws and regulations of the jurisdiction(s) where such sale is made, (iii) in compliance with the exemption from registration under the U.S. Securities Act provided by Rule 144 or Rule 144A thereunder, if available, and in accordance with applicable state securities laws, or (iv) in another transaction that does not require registration under the U.S. Securities Act or any applicable state securities laws, and the holder has prior to such sale furnished to the Corporation an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Corporation to such effect.

4.3        Effect of Exercise of Warrants

Upon compliance with the provisions of Section 4.1 above, the Holder shall be deemed to have become the holder of record of the Common Shares so subscribed and paid for unless the transfer registers of the Corporation are closed on such date, in which case the Common Shares issuable upon the exercise of the Warrants will be deemed to have been issued and such person or persons deemed to have become the holder or holders of record of such Common Shares, on the date on which such transfer registers are reopened.The Warrant Agent shall cause a certificate or certificates for the Common Shares to be issued as a consequence of such exercise and shall thereupon, and in any event within three business days, cause to be mailed, postage prepaid, to the person or persons in whose name or names the Common Shares so subscribed for are to be issued as specified in such subscription, at the address or addresses specified in such Exercise Form.

4.4        Subscription for Less than Entitlement

A Warrant Holder may exercise the right to purchase Common Shares attached to fewer Warrants than are represented by a Warrant Certificate. In the case of the exercise of a lesser number of Warrants than are represented by a Warrant Certificate, the Warrant Holder shall be entitled to receive a new Warrant Certificate representing the Warrants not then exercised. Such new Warrant Certificate shall be mailed, postage prepaid, to the Warrant Holder exercising the right to purchase Common Shares at the address specified in the subscription.

4.5        Expiration of Warrants

After the Close of Business on the Expiry Date, all Warrants in respect of which the right of subscription and purchase has not theretofore been exercised shall be void and of no effect and shall not thereafter be outstanding hereunder or be entitled to the benefit of this Indenture or give the Holder thereof any rights whatsoever against the Corporation or the Warrant Agent.

4.6        Adjustment of Subscription Rights

The Exercise Price in effect and the number and type of securities purchasable under the Warrants at any date shall be subject to adjustment from time to time as follows:

(a)

If and whenever at any time prior to the Expiry Date, the Corporation shall (i) subdivide or re-divide the outstanding Common Shares into a greater number of shares, (ii) reduce, combine or consolidate the outstanding Common Shares into a smaller number of shares, or (iii) issue Common Shares (or securities convertible into or exchangeable for Common Shares) to the holders of all or substantially all of the outstanding Common Shares by way of a stock dividend (other than the issue of Common Shares to holders of Common Shares who have elected to receive dividends in the form of Common Shares in lieu of Dividends Paid in the Ordinary Course), the Exercise Price in effect on the effective date of any such event shall be adjusted immediately after such event or on the record date for such issue of Common Shares by way of stock dividend, as the case may be, so that it shall equal the amount determined by multiplying the Exercise Price in effect immediately prior to such event by a fraction, of which the numerator shall be the total number of Common Shares outstanding immediately prior to such event and of which the denominator shall be the total number of Common Shares outstanding immediately after such event (including the total number of Common Shares into or for which the securities convertible into or exchangeable for Common Shares so issued are convertible into or exchangeable for). Any Common Shares owned by or held for the account of the Corporation or any subsidiary of the Corporation shall be deemed not to be outstanding for the purpose of any such computation. The number of Common Shares which the Holder of Warrants is entitled to purchase for each Warrant shall be adjusted at the same time by multiplying the number by the inverse of the aforesaid fraction. Any such adjustments shall be made successively whenever any event referred to in this subsection (a) shall occur and any such issue of Common Shares (or securities convertible into or exchangeable for Common Shares) by way of a stock dividend shall be deemed to have been made on the record date for the stock dividend for the purpose of calculating the number of outstanding Common Shares immediately after such event under subsections (a) and (c) of this Section 4.6.

(b)

If and whenever at any time prior to the Expiry Date, the Corporation shall fix a record date for the issuance of rights, options or warrants to all or substantially all of the holders of the outstanding Common Shares, entitling them, for a period expiring not more than 45 days after such record date, to subscribe for or purchase Common Shares (or securities convertible into or exchangeable for Common Shares) at a price per share (or having a conversion or exchange price per share) less than 95% of the Current Market Price on such record date, the Exercise Price shall be adjusted immediately after such record date so that it shall equal the price determined by multiplying the Exercise Price in effect on such record date by a fraction, of which the numerator shall be the total number of Common Shares outstanding on such record date plus the number arrived at by dividing the aggregate price of the total number of additional Common Shares offered for subscription or purchase (or the aggregate conversion or exchange price of the convertible or exchangeable securities so offered) by such Current Market Price, and of which the denominator shall be the total number of Common Shares outstanding on such record date plus the total number of additional Common Shares offered for subscription or purchase (or into which the convertible or exchangeable securities so offered are convertible or exchangeable). Any Common Shares owned by or held for the account of the Corporation or any subsidiary of the Corporation shall be deemed not to be outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed. To the extent that any such rights, options or warrants are not so issued or any such rights, options or warrants are not exercised prior to the expiration thereof, the Exercise Price shall then be re-adjusted to the Exercise Price which would then be in effect based upon the number and aggregate price of Common Shares (or securities convertible into or exchangeable for Common Shares) actually issued upon the exercise of such rights, options or warrants, as the case may be.

(c)

If and whenever at any time prior to the Expiry Date, the Corporation shall fix a record date for the making of a distribution to all or substantially all of the holders of its outstanding Common Shares of (i) shares of any class other than Common Shares, other than shares distributed to holders of Common Shares who have elected to receive dividends in the form of such shares in lieu of Dividends Paid in the Ordinary Course and other than the issue of Common Shares (or securities convertible into or exchangeable for Common Shares) to the holders of all or substantially all of the outstanding Common Shares by way of a stock dividend, or (ii) rights, options or warrants (excluding those exercisable for 45 days or less after the record date therefor), or (iii) evidences of its indebtedness, or (iv) assets (excluding Dividends Paid in the Ordinary Course), including shares of other corporations, then, in each such case, the Exercise Price shall be adjusted immediately after such record date so that it shall equal the price determined by multiplying the Exercise Price in effect on such record date by a fraction, of which the numerator shall be the total number of Common Shares outstanding on such record date multiplied by the Current Market Price per Common Share on such record date, less the fair market value (as determined by the board of directors, which determination shall be conclusive) of such shares or rights, options or warrants or evidences of indebtedness or assets actually distributed, and of which the denominator shall be the total number of Common Shares outstanding on such record date multiplied by such Current Market Price per Common Share. Any Common Shares owned by or held for the account of the Corporation shall be deemed not to be outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed. To the extent that such distribution is not so made, the Exercise Price shall be re-adjusted to the Exercise Price which would then be in effect if such record date had not been fixed or to the Exercise Price which would then be in effect based upon such shares or rights, options or warrants or evidences of indebtedness or assets actually distributed, as the case may be. In clause (iv) of this subsection 4.6(c), the term "Dividends Paid in the Ordinary Course" shall include the value of any securities or other property or assets distributed in lieu of cash Dividends Paid in the Ordinary Course at the option of the shareholders.

(d)

If and whenever at any time prior to the Expiry Date, there is a reclassification of the Common Shares at any time outstanding or a change of the Common Shares into other shares or a capital reorganization of the Corporation not covered in subsection (a) or a consolidation, amalgamation or merger of the Corporation with or into any other corporation, or an exchange of the securities of the Corporation pursuant to a plan of arrangement, or a sale of the property and assets of the Corporation as or substantially as an entirety to any other person, a Holder of a Warrant which has not been exercised prior to the effective date of such reclassification, capital reorganization, consolidation, amalgamation, merger, exchange or sale shall thereafter, upon the exercise of such Warrants, be entitled to receive and shall accept in lieu of the number of Common Shares, as then constituted, to which the Holder was previously entitled upon exercise of the Warrants, but for the same aggregate consideration payable therefor, the number of shares or other securities or property of the Corporation or of the corporation resulting from such reclassification, capital reorganization, consolidation, amalgamation, merger, or exchange or of the person to which such sale may be made, as the case may be, that such Holder would have been entitled to receive on such reclassification, capital reorganization, consolidation, amalgamation, merger, exchange or sale if on the effective date thereof, the Holder had been the registered holder of the number of Common Shares to which the Holder was previously entitled upon due exercise of the Warrants; and in any case, if necessary, appropriate adjustment shall be made in the application of the provisions set forth in this Indenture with respect to the rights and interests thereafter of the Holders of the Warrants to the end that the provisions set forth in this Indenture shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares or other securities or property to which the Holder of Warrants may be entitled upon the exercise of such Warrants thereafter.

(e)

In any case in which this Section 4.6 shall require that an adjustment shall become effective immediately after a record date for an event referred to herein, the Corporation may, until the occurrence of such event, defer issuing to the Holder of any Warrant exercised after such record date and before the occurrence of such event the kind and amount of shares, other securities or property to which he would be entitled upon such exercise by reason of the adjustment required by such event; provided that the Corporation shall deliver to such Holder an appropriate instrument evidencing such Holder's right to receive the kind and amount of shares, other securities or property to which he would be entitled upon the occurrence of the event requiring such adjustment and the right to receive any distributions made or declared in favour of holders of record of Common Shares as constituted from time to time on and after such date as such Holder would, but for the provisions of this subsection 4.6(e), have received, or become entitled to receive, on such exercise.

(f)

The adjustments provided for in this Section 4.6 are cumulative and shall apply to successive subdivisions, redivisions, reductions, combinations, consolidations, distributions, issues or other events resulting in any adjustment under the provisions of this Section 4.6; provided that notwithstanding any other provision of this Section 4.6, (i) no adjustment of the Exercise Price or number of Common Shares, as then constituted, purchasable shall be required unless such adjustment would require an increase or decrease of at least 1% in the Exercise Price then in effect or the number of Common Shares, as then constituted, purchasable, and (ii) any adjustments which by reason of this subsection 4.6(f) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

(g)

In the event of any question arising with respect to the adjustments provided in this Section 4.6, such question shall be conclusively determined by a firm of chartered accountants appointed by the Corporation and acceptable to the Warrant Agent (who may be the auditors of the Corporation). Such accountants shall have access to all necessary records of the Corporation and such determination shall be binding upon the Corporation, the Warrant Agent and the Warrant Holders.

(h)

As a condition precedent to the taking of any action which would require an adjustment in any of the subscription rights pursuant to any of the Warrants, including the number of Common Shares which are to be received upon the exercise thereof, the Corporation shall take any action which may, in the opinion of counsel be necessary in order that the Corporation may validly and legally issue as fully paid and non-assessable all the Common Shares which the holders of such Warrants are entitled to receive on the full exercise thereof in accordance with the provisions hereof.

(i)

No adjustment shall be made pursuant to this Section 4.6 if the Warrant Holders are entitled to participate in any event described in this Section 4.6 on the same terms, mutatis mutandis, as if the Warrant Holders had exercised their Warrants prior to, or on the effective date or record date of, such event.

(j)

In case the Corporation shall take any action affecting the Common Shares other than action described in this Section 4.6, which in the opinion of the directors of the Corporation would materially affect the rights of Warrant Holders, the Exercise Price and/or the number of Common Shares which may be acquired upon exercise of a Warrant shall be adjusted by action of the directors in such manner and at such time, in their sole discretion, as they may determine to be equitable in the circumstances, provided that no such adjustment will be made unless prior approval of all stock exchanges on which the Common Shares are listed for trading has been obtained. Failure of the directors to make such an adjustment shall be conclusive evidence that the directors have determined that it is equitable to make no adjustment in the circumstances.

4.7        Notice of Adjustment

(a)

Immediately after the occurrence of any event which requires an adjustment pursuant to Section 4.6, in the Exercise Price or in any of the subscription rights pursuant to any of the Warrants, including the number of Common Shares, as then constituted, which are to be received upon the exercise thereof, the Corporation shall forthwith file with the Warrant Agent an Officers' Certificate specifying the particulars of such event and the required adjustment and the computation of such adjustment and the Corporation shall give at least 14 days notice (in the manner provided in Section 9.7 hereof) to the holders of Warrants of the record date or effective date of such event, as the case may be, and such notice shall include particulars of such event and the required adjustment.

4.8        Delay of Delivery in Certain Cases

The Corporation shall not be required to deliver certificates for Common Shares during the period when the stock transfer books of the Corporation are closed due to an impending meeting of shareholders or a proposed payment of dividends or for any other purpose and, in the event of a surrender of a Warrant Certificate for the purchase of Common Shares during such period, the delivery of certificates may be postponed for a period not exceeding 10 days after the date of the reopening of the stock transfer books.

4.9        Fractional Common Shares

The Corporation shall not issue fractional Common Shares in satisfaction of its obligations under this Indenture. No subscription for a fractional part of a Common Share shall be accepted nor shall any cash payment be made in respect thereof. To the extent that any Warrant Holder would otherwise be entitled to purchase a fraction of a Common Share, such right may be exercised only in combination with other rights which, in the aggregate, would entitle the Holder to purchase a whole number of Common Shares.

4.10      Protection of the Warrant Agent

The Warrant Agent shall be entitled to act and rely on any adjustment calculation of the Corporation, its directors and auditors, and the Warrant Agent shall not:

(a)

at any time be under any duty or responsibility to any holder to determine whether facts exist which may require any adjustment contemplated by this Article, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed in making same;

(b)

be accountable with respect to the validity or value (or the kind or amount) of any shares or of any other shares or securities or property which may at any time be issued or delivered upon the exercise or deemed exercise of any Warrant; or

(c)

be responsible for any failure of the Corporation to make any cash payment or to issue, transfer or deliver shares or share certificates upon the surrender of any Warrant for the purpose of exercise or deemed exercise, or to comply with any of the covenants contained in this Article.

ARTICLE 5.               COVENANTS OF THE CORPORATION

5.1        General Covenants

(a)

The Corporation covenants that it is duly authorized to create and issue the Warrants to be issued hereunder and that the Warrant Certificates, when issued and countersigned as herein provided, will be valid and enforceable against the Corporation, and that, subject to the provisions of this Indenture, the Corporation will cause the Common Shares from time to time subscribed for and purchased pursuant to this Indenture, and the certificates representing the Common Shares, to be duly issued. At all times until the Expiry Date while any of the Warrants are outstanding, the Corporation shall reserve and there shall remain unissued out of its authorized capital a number of Common Shares sufficient to satisfy the exercise of all Warrants then outstanding. All Common Shares issued upon the exercise of the Warrants shall be fully-paid and non-assessable.

(b)

The Corporation will do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered, all other acts, deeds and assurances in law as counsel may reasonably require for the better accomplishing and effecting of the intentions and provisions of this Indenture.

(c)

Subject to the provisions hereof, the Corporation will carry on and conduct and will cause to be carried on and conducted its business in a proper and efficient manner and will cause to be kept proper books of account in accordance with generally accepted accounting practice, provided that the Corporation or any subsidiary of the Corporation may cease to operate or may dispose of any business, premises, property or operation if in the opinion of the directors or officers of the Corporation it would be advisable and in the best interests of the Corporation to do so. Subject to the provisions hereof, the Corporation will do or cause to be done, all things necessary to preserve and keep in full force and effect its corporate existence, provided that nothing herein contained shall prevent the amalgamation, consolidation, merger, sale, winding up or liquidation of the Corporation or any subsidiary of the Corporation or the abandonment of any rights and franchises of the Corporation or any subsidiary of the Corporation if in the opinion of the directors or officers of the Corporation, it would be advisable and in the best interest of the Corporation or of such subsidiary of the Corporation to do so.

(d)

The Corporation shall take all such steps and actions to do all such things that may reasonably be necessary to maintain the listing and posting for trading of the Common Shares and the Warrants on the TSX and to maintain its status as a "reporting issuer", or the equivalent thereof, not in default of the requirements of the securities acts and regulations thereunder of each of the provinces of Canada in which it currently is a reporting issuer.

(e)	The Corporation will use reasonable efforts to ensure that the Common Shares issuable upon the exercise of the Warrants will be listed and posted for trading on the TSX upon their issue.

(f)

If the Corporation shall fail to perform any of its covenants contained in this Indenture, the Warrant Agent may notify the Warrant Holders of such failure on the part of the Corporation or may itself perform any of the said covenants capable of being performed by it, but the Warrant Agent shall be under no obligation to do so or to notify the Warrant Holders. All sums expended or advanced by the Warrant Agent in performance of its rights provided for in this subsection 5.1(f) shall be repayable as provided in Section 5.2. No such performance, expenditure or advance by the Warrant Agent shall be deemed to relieve the Corporation of any default hereunder or its continuing obligations hereunder.

5.2        Warrant Agent's Remuneration and Expenses

The Corporation covenants and agrees that it will pay to the Warrant Agent from time to time reasonable remuneration for its services hereunder and will pay or reimburse the Warrant Agent upon its request for all reasonable expenses, disbursements and advances incurred or made by the Warrant Agent in the administration or execution of the trusts hereby created (including the reasonable compensation and the disbursements of its counsel and all other advisers and assistants not regularly in its employ), both before any default hereunder and thereafter until all duties of the Warrant Agent under the trusts hereof shall be finally and fully performed, except any such expense, disbursement or advance as may arise from the Warrant Agent’s gross negligence or bad faith.

ARTICLE 6.               ENFORCEMENT

6.1        Suits by Warrant Holders

Subject to subsections 7.11(f) and (g), the rights conferred upon the Holder of a Warrant by the terms of a Warrant or this Indenture may be enforced by the Holder by appropriate legal proceedings but without prejudice to the right hereby conferred upon the Warrant Agent to proceed in its own name to enforce the provisions herein contained for the benefit of all the Holders.

6.2        Warrant Agent May Institute All Proceedings

The Warrant Agent shall also have the power at any time and from time to time to institute and to maintain such suits and proceedings as it may be advised shall be necessary or advisable to preserve and protect its interests and the interests of the Warrant Holders.

6.3        Immunity of Shareholders, etc.

             The Warrant Agent and, by the acceptance of the Warrant Certificates and as part of the consideration for the issue of the Warrants, the Warrantholders, hereby waive and release any right, cause of action or remedy now or hereafter existing in any jurisdiction against any incorporator or any past, present or future shareholder, director, officer, employee or agent of the Corporation or of any “successor Corporation” on any covenant, agreement, representation or warranty by the Corporation contained herein or in the Warrant Certificates.

6.4        Waiver of Default

             Upon the happening of any default hereunder and provided that: (i) no meeting of Warrantholders has been called to consider waiving such default; or (ii) Warrantholders have determined not to pass a resolution to waive any such default:

(a)

the holders of not less than 51% of the Warrants then outstanding shall have the power (in addition to the powers exercisable by Extraordinary Resolution) by requisition in writing to instruct the Warrant Agent to waive any default hereunder and the Warrant Agent shall thereupon waive the default upon such terms and conditions as shall be stipulated in such requisition; and

(b)

the Warrant Agent will have power to waive any default hereunder upon such terms and conditions as the Warrant Agent may deem advisable, if in the Warrant Agent’s opinion, the same shall have been cured or adequate provision made therefor;

provided that no delay or omission of the Warrant Agent or of the Warrantholders to exercise any right or power accruing upon any default will impair any such right or power or will be construed to be a waiver of any such default or acquiescence therein and provided further that no act or omission either of the Warrant Agent or of the Warrantholders in the premises will extend to or be taken in any manner whatsoever to affect any subsequent default hereunder or the rights resulting therefrom.

ARTICLE 7.               MEETINGS OF WARRANT HOLDERS

7.1        Right to Convene Meeting

The Warrant Agent may at any time and from time to time and shall on receipt of a written request of the Corporation or a Warrant Holders' Request and upon being funded and indemnified to its reasonable satisfaction by the Corporation or by the Warrant Holders signing such Warrant Holders' Request against the costs which may be incurred in connection with the calling and holding of such meeting, convene a meeting of the Warrant Holders. In the event of the Warrant Agent failing within 15 days after receipt of any such request and such funding and indemnity to give notice calling a meeting, the Corporation or such Warrant Holders, as the case may be, may convene such meeting. Every such meeting shall be held in Vancouver, British Columbia or at such other place as may be approved or determined by the Warrant Agent.

7.2        Notice

At least 21 days' notice of any meeting shall be given to the Warrant Holders in the manner provided in Section 9.7 and a copy of the notice of the meeting shall be sent by mail postage prepaid, or by courier to the Warrant Agent, unless the meeting has been called by it, and to the Corporation, unless the meeting has been called by it. Such notice shall state the time when and the place where the meeting is to be held and shall state briefly the general nature of the business to be transacted thereat and shall contain such information as is reasonably necessary to enable the Warrant Holders to make a reasoned decision on the matter, but it shall not be necessary for any such notice to set out the terms of any resolution to be proposed or any of the provisions of this ARTICLE 7.

7.3        Chairman

An individual, who need not be a Warrant Holder, nominated in writing by the Warrant Agent shall be Chairman of the meeting and if no person is so nominated, or if the person so nominated is not present within 15 minutes from the time fixed for the holding of the meeting, the Warrant Holders present in person or by proxy shall choose an individual present to be Chairman.

7.4        Quorum

Subject to the provisions of Section 7.12, at any meeting of the Warrant Holders a quorum shall consist of Warrant Holders present in person or by proxy holding at least 25% of the aggregate number of the then outstanding Warrants. If a quorum of the Warrant Holders shall not be present within 30 minutes from the time fixed for holding any meeting, the meeting, if summoned by the Warrant Holders or on a Warrant Holders' Request, shall be dissolved; but in any other case the meeting shall be adjourned to the same day in the next week (unless such day is not a Business Day in which case it shall be adjourned to the next following Business Day thereafter) at the same time and place and no notice shall be required to be given in respect of such adjourned meeting. At the adjourned meeting the Warrant Holders present in person or by proxy shall form a quorum and may transact the business for which the meeting was originally convened notwithstanding that they may not represent 25% of the aggregate number of the then outstanding Warrants.

7.5        Power to Adjourn

The Chairman of any meeting at which a quorum of the Warrant Holders is present may, with the consent of the holders of a majority of the Warrants represented thereat, adjourn any such meeting and no notice of such adjournment need be given except such notice, if any, as the meeting may prescribe.

7.6        Show of Hands

Every question submitted to a meeting shall be decided in the first instance by a majority of the votes given on a show of hands except that votes on Extraordinary Resolutions shall be given in the manner hereinafter provided. At any such meeting, unless a poll is duly demanded as herein provided, a declaration by the Chairman that a resolution has been carried or carried unanimously or by a particular majority or lost or not carried by a particular majority shall be conclusive evidence of that fact.

7.7        Poll

A poll shall be taken on every Extraordinary Resolution, and on any other question submitted to a meeting when demanded by the Chairman or by one or more Warrant Holders holding at least 5% of the aggregate number of Warrants for the time being outstanding. A poll shall be taken in such manner and either at once or after an adjournment as the Chairman shall direct. Questions other than Extraordinary Resolutions shall, if a poll be taken, be decided by the votes of the holders of a majority of the Warrants voted on the poll.

7.8        Voting

On a show of hands every person who is present and entitled to vote, whether as a Warrant Holder or as a proxy for one or more Warrant Holders or both, shall have one vote. On a poll each Warrant Holder present in person or represented by proxy shall be entitled to one vote in respect of each Warrant of which he shall then be the Holder. The holder of a proxy need not be a Warrant Holder.

7.9        Regulations

The Warrant Agent with the approval of the Corporation may from time to time make and from time to time vary such regulations as it shall think fit providing for and governing:

(a)

the deposit of proxies at such place as the Warrant Agent, the Corporation or the Warrant Holders convening the meeting, as the case may be, may in the notice convening the meeting direct and the time, if any, before the holding of the meeting or any adjournment thereof by which the same shall be deposited;

(b)

the deposit of proxies at some approved place or places other than the place at which the meeting is to be held and enabling particulars of such proxies to be mailed, cabled, or telecopied, before the meeting to the Corporation or to the Warrant Agent at the place where the same is to be held and for the voting of proxies so deposited as though the instruments themselves were produced at the meeting;

(c)	the form of any proxy; and

(d)	generally, for the calling of meetings of Warrant Holders and the conduct of business thereat.

Any regulations so made shall be binding and effective and the votes given in accordance therewith shall be valid and shall be counted. Save as such regulations may provide, the only persons who shall be recognized at any meeting as the Holders of any Warrants, or as entitled to vote or be present at the meeting in respect thereof, shall be persons who are Warrant Holders and their duly appointed proxies or transferees of Warrants who produce Warrant Certificates, or otherwise establish that they own the Warrants, at the meeting.

7.10      Corporation and Warrant Agent may be Represented

The Corporation and the Warrant Agent, by their respective officers, directors, or employees, and the legal advisers of the Corporation and the Warrant Agent and any legal advisers of any Warrant Holders shall be entitled to attend any meeting of the Warrant Holders but shall have no vote as such.

7.11      Powers Exercisable by Extraordinary Resolution

In addition to all other powers conferred upon them by the provisions of this Indenture or by law, a meeting of the Warrant Holders shall have the following powers exercisable from time to time by Extraordinary Resolution:

(a)

power to agree to any change, modification, abrogation, alteration, compromise or arrangement of the rights of the Warrant Holders or the Warrant Agent, in that capacity (subject to the prior consent of the Warrant Agent) or on behalf of the Warrant Holders, against the Corporation, whether such rights arise under this Indenture or the Warrants or otherwise;

(b)

power to assent to and authorize any modification of or change in or addition to or omission from the provisions in this Indenture which shall be agreed to by the Corporation and to authorize the Warrant Agent to concur in and execute any ancillary or supplemental indenture hereto embodying any modification, change, addition or omission;

(c)

power to sanction any scheme for the reconstruction or reorganization of the Corporation or for the consolidation, amalgamation or merger of the Corporation with any other corporation or for the sale, leasing, transfer or other disposition of the undertaking, property and assets of the Corporation or any part thereof;

(d)

power to direct or authorize the Warrant Agent to enforce any of the covenants on the part of the Corporation contained in this Indenture or the Warrants or to enforce any of the rights of the Warrant Holders in any manner specified in such Extraordinary Resolution (subject to receipt by the Warrant Agent of adequate funding and indemnity) or to refrain from enforcing any such covenant or right;

(e)

power to waive and direct the Warrant Agent to waive any default on the part of the Corporation in complying with any provision of this Indenture or under the Warrants either unconditionally or upon any conditions specified in such Extraordinary Resolution;

(f)

power to restrain any Warrant Holder from taking or instituting any suit action or proceeding against the Corporation for the enforcement of any of the covenants on the part of the Corporation contained in this Indenture or the Warrants or to enforce any of the rights of the Warrant Holders;

(g)

power to direct any Warrant Holder who, as such, has brought any suit, action or proceeding to start or discontinue or otherwise deal with the same upon payment of the costs, charges and expenses reasonably and properly incurred by such Warrant Holder in connection therewith;

(h)

power to assent to any compromise or arrangement with any creditor or creditors or any class or classes of creditors, whether secured or otherwise, and with holders of any shares or other securities of the Corporation;

(i)

power to appoint a committee with power and authority (subject to such limitations, if any, as may be prescribed in the Extraordinary Resolution) to exercise, and to direct the Warrant Agent to exercise, on behalf of the Warrant Holders, such of the powers of the Warrant Holders as are exercisable by Extraordinary Resolution or other resolution as shall be included in the Extraordinary Resolution appointing the committee. The Extraordinary Resolution making such appointment may provide for payment of the expenses and disbursements of and compensation to such committee and the Warrant Agent. Such committee shall consist of such number of persons as shall be prescribed in the Extraordinary Resolution appointing it and the members need not be themselves Warrant Holders. Subject to the terms of any Extraordinary Resolution creating such committee, every such committee may elect its Chairman and may make regulations respecting its quorum, the calling of its meetings, the filling of vacancies occurring in its number and its procedure generally. Such regulations may provide that the committee may act at a meeting at which a quorum is present or may act by minutes signed by the number of members thereof necessary to constitute a quorum. All acts of any such committee within the authority delegated to it shall be binding upon all Warrant Holders. Neither the committee nor any member thereof nor the Warrant Agent shall be liable for any loss arising from or in connection with any action taken or omitted to be taken by them in good faith;

(j)	power to remove the Warrant Agent or its successor in office and to appoint a new Warrant Agent or Warrant Agents to take the place of the Warrant Agent so removed; and

(k)	power to amend or repeal any Extraordinary Resolution previously passed by Warrant Holders.

7.12      Meaning of "Extraordinary Resolution"

(a)

The expression “Extraordinary Resolution" when used in this Indenture means, subject to this Section 7.12, a resolution proposed to be passed as an Extraordinary Resolution at a meeting of Warrant Holders duly called for that purpose and held in accordance with ARTICLE 7 at which the Holders of more than 50% of the then outstanding Warrants are present in person or by proxy and passed by the favourable votes of the Holders of not less than 66 2/3% of the aggregate number of the then outstanding Warrants represented at the meeting and voted on a poll upon such resolution.

(b)

If at any such meeting the Holders of more than 50% of the outstanding Warrants are not present in person or by proxy within 30 minutes after the time appointed for the meeting, then the meeting, if convened by Warrant Holders or on a Warrant Holders' Request, shall be dissolved; but in any other case it shall stand adjourned to such date, being not less than 14 or more than 60 days later, and to such place and time as may be appointed by the Chairman. Not less than 10 days' notice shall be given of the time and place of such adjourned meeting in the manner provided in Section 10.7. Such notice shall state that at the adjourned meeting the Warrant Holders present in person or by proxy shall form a quorum. At the adjourned meeting the Warrant Holders present in person or by proxy shall form a quorum and may transact the business for which the meeting was originally convened and a resolution proposed at such adjourned meeting and passed by the requisite vote as provided in subsection 7.12(a) shall be an Extraordinary Resolution within the meaning of this Indenture, notwithstanding that the Holders of more than 50% of the Warrants then outstanding are not present in person or by proxy at such adjourned meeting.

(c)	Votes on an Extraordinary Resolution shall always be given on a poll and no demand for a poll upon an Extraordinary Resolution shall be necessary.

7.13      Powers Cumulative

Any one or more of the powers or any combination of the powers in this Indenture stated to be exercisable by the Warrant Holders by Extraordinary Resolution or otherwise may be exercised from time to time and the exercise of any one or more of such powers or any combination of powers from time to time shall not be deemed to exhaust the rights of the Warrant Holders to exercise the same or any other power or powers or combination of powers thereafter from time to time.

7.14      Minutes

Minutes of all resolutions and proceedings at every meeting of Warrant Holders shall be made and duly entered in books to be from time to time provided for that purpose by the Warrant Agent at the expense of the Corporation, and any such minutes, if signed by the Chairman of the meeting at which such resolutions were passed or proceedings taken, or by the Chairman of the next succeeding meeting of the Warrant Holders, shall be prima facie evidence of the matters therein stated and, until the contrary is proved, every such meeting, in respect of the proceedings of which minutes shall have been made, shall be deemed to have been duly convened and held, and all resolutions passed thereat or proceedings taken shall be deemed to have been duly passed and taken.

7.15      Instruments in Writing

All actions which may be taken and all powers that may be exercised by the Warrant Holders at a meeting held as provided in this ARTICLE 7 may also be taken and exercised by Warrant Holders entitled to purchase at least 66 2/3% of the aggregate number of the then outstanding Warrants by an instrument in writing signed in one or more counterparts by Warrant Holders in person or by attorneys duly appointed in writing, and the expression "Extraordinary Resolution" when used in this Indenture shall include an instrument so signed.

7.16      Binding Effect of Resolutions

Every resolution and every Extraordinary Resolution passed in accordance with the provisions of this ARTICLE 7 at a meeting of Warrant Holders shall be binding upon all the Warrant Holders, whether present at or absent from such meeting, and each and every Warrant Holder and the Warrant Agent (subject to the provisions for its funding and indemnity herein contained) shall be bound to give effect accordingly to every such resolution and Extraordinary Resolution.

7.17      Holdings By Corporation Disregarded

In determining whether Warrant Holders holding Warrant Certificates evidencing the entitlement to purchase the required number of Common Shares are present at a meeting of Warrant Holders for the purpose of determining a quorum or have concurred in any consent, waiver, Extraordinary Resolution, Warrant Holders' Request or other action under this Indenture, Warrants owned legally or beneficially by the Corporation or any subsidiary of the Corporation shall be disregarded. The Corporation will provide the Warrant Agent, on request, a certificate of the Corporation detailing the registration and amounts of any Warrants owned legally or beneficially by the Corporation or any subsidiary of the Corporation.

ARTICLE 8.               CONCERNING THE WARRANT AGENT

8.1        Conditions Precedent to Warrant Agent's Obligations to Act

(a)

The Warrant Agent shall not be bound to give any notice or do or take any act, action or proceeding in virtue of the powers conferred on it hereby unless and until it shall have been required to do so under the terms hereof; nor shall the Warrant Agent be required to take notice of any default hereunder, unless and until notified in writing of such default, which notice shall distinctly specify the default desired to be brought to the attention of the Warrant Agent, and in the absence of any such notice the Warrant Agent may for all purposes of this Indenture conclusively assume that no default has been made in the observance or performance of any of the representations, warranties, covenants, agreements or conditions contained herein. Any such notice shall in no way limit any discretion herein given to the Warrant Agent to determine whether or not the Warrant Agent shall take action with respect to any default.

(b)

The obligation of the Warrant Agent to commence or continue any act, action or proceeding for the purpose of enforcing any rights of the Warrant Agent or the Warrant Holders hereunder or under the Warrants shall be conditional upon the Warrant Holders furnishing sufficient funds to commence or continue such act, action or proceeding and an indemnity reasonably satisfactory to the Warrant Agent to protect and hold harmless the Warrant Agent against the costs, charges, expenses and liabilities to be incurred thereby and any loss and damage it may suffer by reason thereof.

(c)

None of the provisions contained in this Indenture shall require the Warrant Agent to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties or in the exercise of any of its rights or powers unless indemnified as aforesaid.

(d)

The Warrant Agent may, before commencing or at any time during the continuance of any such act, action or proceeding, require the Warrant Holders at whose instance it is acting to deposit with the Warrant Agent the Warrant Certificates held by them, for which Warrant Certificates the Warrant Agent shall issue receipts.

(e)

Notwithstanding anything else herein contained, the Warrant Agent shall retain the right not to act and shall not be liable for refusing to act if, due to a lack of information or for any other reason whatsoever, the Warrant Agent, in its sole judgment, determines that such act might cause it to be in non-compliance with any applicable anti-money laundering or anti-terrorist legislation, regulation or guideline. Further, should the Warrant Agent, in its sole judgment, determine at any time that its acting under this Indenture has resulted in its being in non-compliance with any applicable anti-money laundering or anti-terrorist legislation, regulation or guideline, then it shall have the right to resign on 10 days written notice to the Corporation, provided that (i) the Warrant Agent's written notice shall describe the circumstances of such non-compliance; and (ii) if such circumstances are rectified to the Warrant Agent's satisfaction within such 10 day period, then such resignation shall not be effective.

8.2        Duty of Warrant Agent

In the exercise of the rights, duties and obligations prescribed or conferred by the terms of this Indenture, the Warrant Agent shall exercise that degree of care, diligence and skill that a reasonably prudent Warrant Agent would exercise in comparable circumstances.

8.3        Evidence

(a)

Whenever it is provided in this Indenture that the Corporation shall deposit with the Warrant Agent resolutions, certificates, requests, orders or other documents, it is intended that the truth, accuracy and good faith on the effective date thereof of the facts and opinions stated in all documents so deposited shall, in each and every such case, be conditions precedent to the right of the Corporation to have the Warrant Agent take the action to be based thereon. The Warrant Agent may act and rely and shall be protected in acting and relying upon any such documents deposited with it in purported compliance with any such provision or for any other purpose hereof, but may in its discretion require further evidence before acting or relying thereon.

(b)

The Warrant Agent may act and rely and shall be protected in acting and relying upon any resolution, certificate, statement instrument, opinion, report, notice, request, consent, order, letter, telecopy or other paper or document believed by it to be genuine and to have been signed, sent or presented by or on behalf of the proper party or parties.

(c)

Proof of the execution of an instrument in writing, including a Warrantholders’ Request, by any Warrantholder may be made by the certificate of a notary public, or other officer with similar powers, that the person signing such instrument acknowledged to it the execution thereof, or by an affidavit of a witness to such execution or in any other manner which the Warrant Agent may consider adequate.

8.4        Experts and Advisers

(a)

The Warrant Agent may employ or retain such counsel, accountants, or other experts or advisers as it may reasonably require for the purpose of determining and discharging its duties hereunder and shall not be responsible for any misconduct on the part of any of them. Any remuneration so paid by the Warrant Agent shall be repaid to the Warrant Agent in accordance with Section 5.2.

(b)

The Warrant Agent may act and rely and shall be protected in acting and relying in good faith on the opinion or advice of or information obtained from any counsel, accountant or other expert or adviser, whether retained or employed by the Corporation or by the Warrant Agent, in relation to any matter arising in the administration of the trusts hereof.

8.5        Warrant Agent Not Required to Give Security

The Warrant Agent shall not be required to give any bond or security in respect of the execution of the trusts and powers of this Indenture or otherwise.

8.6        Protection of Warrant Agent

By way of supplement to the provisions of any law for the time being relating to Warrant Agents and applicable to the Warrant Agent, it is expressly declared and agreed as follows:

(a)

the Warrant Agent shall not be liable for or by reason of any statement of fact or recital in this Indenture or in the Warrants (except the countersignature of the Warrant Agent thereon) or be required to verify the same, but all such statements or recitals are and shall be deemed to be made by the Corporation;

(b)

nothing herein contained will impose on the Warrant Agent any obligation to see to, or to require evidence of, the registration or filing (or renewal thereof) of this Indenture or any instrument ancillary or supplementary hereto;

(c)	the Warrant Agent shall not be bound to give notice to any person or persons of the execution hereof;

(d)

the Warrant Agent shall not incur any liability or responsibility whatever or be in any way responsible for the consequence of any breach on the part of the Corporation of any of the representations, warranties or covenants herein contained or of any acts of the agents or employees of the Corporation;

(e)

the Warrant Agent, in its personal or any other capacity, may buy, lend upon and deal in shares in the capital of the Corporation and in the Warrants and generally may contract and enter into financial transactions with the Corporation or any related corporation without being liable to account for any profit made thereby; and

(f)

the Warrant Agent and its directors, officers, agents and employees will at all times be indemnified and saved harmless by the Corporation from and against all claims, demands, losses, actions, causes of actions, costs, charges, expenses, damages and liabilities whatsoever arising in connection with this Indenture, including, without limitation, those arising out of or related to actions taken or omitted to be taken by the Warrant Agent contemplated hereby, legal fees and disbursements on a solicitor and client basis, and costs and expenses incurred in connection with the enforcement of this indemnity, which the Warrant Agent may suffer or incur, whether at law or in equity, in any way caused by or arising, directly or indirectly, in respect of any act, deed, matter or thing whatsoever made, done, acquiesced in or omitted in or about or in relation to the execution of its duties as Warrant Agent and including any deed, matter or thing in relation to the execution of its duties as Warrant Agent and including any deed, matter or thing in relation to the registration, perfection, release or discharge of security. The foregoing provisions of this section do not apply to the extent that in any circumstances there has been a failure by the Warrant Agent or its employees or agents to act honestly and in good faith or where the Warrant Agent or its employees or agents have acted with gross negligence or in willful disregard to the Warrant Agent’s obligations hereunder. It is understood and agreed that this indemnification shall survive the termination of this indenture or the resignation of the Warrant Agent;

(g)

if any action or proceeding shall be brought or any claim shall be asserted against the Warrant Agent, in respect of which the Warrant Agent may claim indemnification pursuant to this Section 8.6, the Warrant Agent will promptly notify the Corporation in writing of such action, proceeding or claim (including in such written notice any facts relating to such action or proceeding then known to the Warrant Agent) and the Corporation may, but shall not be obligated to, assume the defense thereof, employing counsel reasonably satisfactory to it. The Warrant Agent will have the right to retain other counsel, at the Warrant Agent’s expense, to act on the Warrant Agent’s behalf, provided that if the Warrant Agent is advised in writing by Counsel to the Warrant Agent that a conflict of interest exists that makes representation by Counsel chosen by the Corporation not advisable, the reasonable fees and expenses of such other Counsel will be paid by the Corporation. Notwithstanding anything contained herein, neither the Warrant Agent nor the Corporation will settle any action, proceeding or claim in respect of which indemnity may be sought by the Warrant Agent hereunder, without the prior consent of the other, such consent not to be unreasonably withheld.

8.7        Replacement of Warrant Agent

If the Warrant Agent shall resign (such resignation to become effective not earlier than 30 days after the giving of written notice thereof to the Corporation) or shall become incapable of acting as Warrant Agent, the Corporation shall appoint a successor to the Warrant Agent. If the Corporation shall fail to make such appointment within a period of 30 days after such removal or after it has been so notified in writing of such resignation or incapacity by the Warrant Agent or by a Holder (in the case of incapacity), then the retiring Warrant Agent (at the Corporation's expense) or a Holder of any Warrant may apply to any court of competent jurisdiction for the appointment of a successor to the Warrant Agent. Pending appointment of a successor to the Warrant Agent, either by the Corporation or by such a court, the duties of the Warrant Agent shall be carried out by the Corporation. Any successor Warrant Agent, whether appointed by the Corporation or by such a court, shall be a trust company, in good standing, incorporated under the laws of Canada or any province of Canada, qualified to do business in British Columbia and having offices in Vancouver, British Columbia. As soon as practicable after the appointment of the successor Warrant Agent, the Corporation shall cause written notice of the change in the Warrant Agent to be given to the Holders as provided in Section 9.7. After its appointment the successor Warrant Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Warrant Agent without further act or deed; but the former Warrant Agent (upon payment of its outstanding remuneration and expenses, if any) shall deliver and transfer to the successor Warrant Agent any property at the time held by it hereunder and shall execute and deliver, at the expense of the Corporation, any further assurance, conveyance, act or deed necessary for that purpose. Failure to give any notice provided for in this Section 8.7, however, or any defect therein, shall not affect the legality or validity of the removal of the Warrant Agent or the appointment of a successor Warrant Agent, as the case may be.

8.8        Consolidation or Change of Name of Warrant Agent

(a)

Any corporation into which the Warrant Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Warrant Agent shall be a party, or any corporation succeeding to the corporate trust business of the Warrant Agent, shall be the successor of the Warrant Agent hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor to the Warrant Agent under the provisions of Section 8.7.

(b)

If at the time such successor to the Warrant Agent shall succeed under this Indenture any of the Warrant Certificates shall have been countersigned but not delivered, any such successor to the Warrant Agent may adopt the countersignature of the original Warrant Agent. If at that time any of the Warrant Certificates shall not have been countersigned, any successor to the Warrant Agent may countersign such Warrant Certificates either in the name of the predecessor Warrant Agent or in the name of the successor Warrant Agent. In all such cases such Warrant Certificates shall have the full force provided in the Warrant Certificates and in this Indenture.

(c)

If at any time the name of the Warrant Agent shall be changed and at such time any of the Warrant Certificates shall have been countersigned but not delivered, the Warrant Agent whose name has changed may adopt the countersignature under its prior name. If at the time the Warrant Certificates shall not have been countersigned, the Warrant Agent may countersign such Warrant Certificates either in its prior name or in its changed name. In all such cases such Warrant Certificates shall have the full force provided in the Warrant Certificates and in this Indenture.

(d)	Upon the appointment of a successor Warrant Agent, the Corporation shall promptly notify the Warrantholders thereof in the manner provided for in Section 9.7 hereof.

8.9        Acceptance of Trust

The Warrant Agent hereby accepts the trusts of this Indenture and agrees to perform the same upon the terms and conditions herein set forth or referred to unless and until discharged therefrom by resignation or in some other lawful way.

8.10      Conflict of Interest

The Warrant Agent represents to the Corporation that at the time of execution and delivery hereof no material conflict or interest exists in the Warrant Agent's role as a fiduciary hereunder and agrees that in the event of a material conflict of interest arising hereafter it will, within 90 days after ascertaining that it has such a material conflict of interest, either eliminate the same or resign its trusts hereunder to a successor Warrant Agent approved by the Corporation. If any such material conflict of interests exists or hereafter shall exist, the validity and enforceability of this Indenture and the Warrants shall not be affected in any manner whatsoever by reason thereof.

8.11      Warrant Agent Not Appointed Receiver

The Warrant Agent and any person related to the Warrant Agent will not be appointed a receiver or receiver and manager or liquidator of all or any part of the assets or undertaking of the Corporation.

ARTICLE 9.               GENERAL

9.1        Supplemental Indentures

From time to time the Warrant Agent and, when authorized by a resolution of its directors, the Corporation may, and they shall when required by this Indenture, execute, acknowledge and deliver by their proper officers deeds or indentures supplemental hereto, which thereafter shall form part hereof, for any one or more of the following purposes:

(a)

making such provisions not inconsistent with this Indenture as may be necessary or desirable with respect to matters or questions arising hereunder, including the making of any modifications in the form of the Warrant Certificates which do not affect the substance thereof, provided that the Warrant Agent, relying on the advice of counsel, shall be of the opinion that such provisions and modifications are not prejudicial to the interests of the Warrant Holders;

(b)

evidencing the succession, or successive successions, of other persons to the Corporation and the covenants of and obligations assumed by any such successor in accordance with the provisions of this Indenture;

(c)	giving effect to any Extraordinary Resolution passed as provided in ARTICLE 7; and

(d)

for any other purpose not inconsistent with the terms of this Indenture, provided that the Warrant Agent, relying on the advice of counsel, shall be of the opinion that such provisions and modifications are not prejudicial to the interests of the Warrant Holders.

(e)

The Warrant Agent may also, without the consent or concurrence of the Warrant Holders, by supplemental indenture or otherwise, concur with the Corporation in making any changes or corrections in this Indenture which it shall have been advised by counsel in writing (who may, but need not be, counsel for the Corporation) are required for the purpose of curing or correcting any ambiguity or defective or inconsistent provisions or clerical omission or mistake or manifest error contained herein or in any deed or indenture supplemental or ancillary hereto or are required by law or in order to comply with the requirements of any stock exchange on which the Common Shares or the Warrants are, or are proposed to be, listed.

9.2        Documents, Moneys, etc. Held by Warrant Agent

Unless herein otherwise expressly provided, any of the funds held by the Warrant Agent may be deposited in a trust account in the name of the Warrant Agent (which may be held with the Warrant Agent or an affiliate or related party of the Warrant Agent), which account shall be non-interest bearing. Upon the written direction of the Corporation, the Warrant Agent shall invest in its name such funds in investments authorized by the Corporation in such written direction. Any direction by the Corporation to the Warrant Agent as to the investment of the funds shall be in writing and shall be provided to the Warrant Agent no later than 9:00 a.m. on the day on which the investment is to be made. Any such direction received by the Warrant Agent after 9:00 a.m. or received on a non-Business Day shall be deemed to have been given prior to 9:00 a.m. on the next Business Day.

9.3        Cancellation of Warrant Certificates

All Warrant Certificates exchanged for other Warrant Certificates as provided in Section 3.10 and all Warrant Certificates delivered to the Warrant Agent as provided in Section 4.1 shall be cancelled and held in storage and in due course destroyed by the Warrant Agent and, if required by the Corporation in writing, the Warrant Agent shall furnish the Corporation with a certificate as to the destruction.

9.4        Satisfaction and Discharge

Upon proof being given to the reasonable satisfaction of the Warrant Agent that all the Warrants have been exercised, that all funds have been deposited in accordance with Section 4.1(a) and that all funds have been delivered to the Corporation, and in any event upon the Expiry Date, and upon payment of all costs, charges and expenses properly incurred by the Warrant Agent in relation to this Indenture and of all interest thereon and the remuneration of the Warrant Agent, or upon provision satisfactory to the Warrant Agent being made therefor, the Warrant Agent shall, at the request and at the expense of the Corporation, execute and deliver to the Corporation such deeds or other instruments as shall be requisite to evidence the satisfaction and discharge of this Indenture and to release the Corporation from its covenants herein contained except those relating to the indemnification of the Warrant Agent.

9.5        Notice to the Corporation

Any notice to the Corporation under the provisions hereof shall be valid and effective if delivered by hand, courier or facsimile to the Corporation, to the attention of the President at #789 – 999 West Hastings Street, Vancouver, British Columbia, V6C 2W2, facsimile 604-688-6260, and any notice so delivered shall be deemed to be validly given when delivered so long as delivery falls on a Business Day. The Corporation may from time to time notify the Warrant Agent of a change in address which thereafter, until changed by like notice, shall be the address of the Corporation for all purposes of this Indenture.

9.6        Notice to the Warrant Agent

Any notice to the Warrant Agent under the provisions hereof shall be valid and effective if delivered by hand, courier or facsimile to the Warrant Agent, to the attention of the Senior Account Manager, at #1900 – 925 West Georgia Street, Vancouver, British Columbia, V6C 3L2, facsimile 604-484-8638, and any notice so delivered shall be deemed to be validly given when delivered so long as delivery falls on a Business Day. The Warrant Agent may from time to time notify the Corporation of a change in address which thereafter, until changed by like notice, shall be the address of the Warrant Agent for all purposes of this Indenture.

9.7        Notice to Warrant Holders

(a)

Unless herein otherwise expressly provided, a notice to be given hereunder to Warrant Holders will be deemed to be validly given if the notice is sent by mail, postage prepaid, addressed to the holders at their respective addresses appearing on any of the registers of Holders described in Section 3.13. Any notice so mailed shall be deemed to have been received on the fifth Business Day following the date of the postmark on such notice.

Accidental error or omission in giving notice or accidental failure to mail notice to any Holder will not invalidate any action or proceeding founded thereon.

(b)

All notices may be given to whichever one of the Warrant Holders (if more than one) is named first in the appropriate register hereinbefore mentioned, and any notice so given shall be sufficient notice to all Warrant Holders of and any other persons (if any) interested in such Warrants.

9.8        Mail Service Interruption

(a)

If by reason of any interruption of mail service, actual or threatened, any notice to be given to the Warrant Holders, the Warrant Agent or the Corporation would be unlikely to reach its destination in the ordinary course of mail, such notice shall be valid and effective only if:

(i)

in the case of the Warrant Agent or the Corporation, delivered to an officer of the party to which it is addressed or if sent to such party, at the appropriate address in accordance with Section 9.6 and 9.5, respectively, by telegram, facsimile or other means of prepaid transmitted or recorded communication; and

	(ii)	in the case of Warrant Holders, if published once (a) in the national edition of the Globe & Mail; and (b) in such other place or places and manner, if any, as the Warrant Agent may require.

(b)	Any notice given to Warrant Holders by publication shall be deemed to have been given on the last day on which publication is required pursuant to Section 9.8(a)(ii), above.

9.9        Sole Benefit of Parties and Warrant Holders

Nothing in this Indenture or the Warrant Certificates, expressed or implied, will give or be construed to give any person other than the parties hereto and the Warrant Holders, as the case may be, any legal or equitable right, remedy or claim under this Indenture or the Warrant Certificates, or under any covenant or provision herein or therein contained, all such covenants and provisions being for the sole benefit of the parties hereto and the Warrant Holders.

9.10      Third Party Interests

The Corporation hereby represents to the Warrant Agent that any account to be opened by, or interest to held by, the Warrant Agent in connection with this Indenture, for or to the credit of such party, is not intended to be used by or on behalf of any third party.

9.11      Privacy Matters

The parties acknowledge that federal and/or provincial legislation that addresses the protection of individuals' personal information (collectively, "Privacy Laws") applies to obligations and activities under this Indenture. Despite any other provision of this Indenture, neither party shall take or direct any action that would contravene, or cause the other to contravene, applicable Privacy Laws. The Corporation shall, prior to transferring or causing to be transferred personal information to the Warrant Agent, obtain and retain required consents of the relevant individuals to the collection, use and disclosure of their personal information, or shall have determined that such consents either have previously been given upon which the parties can rely or are not required under the Privacy Laws. The Warrant Agent shall use commercially reasonable efforts to ensure that its services hereunder comply with Privacy Laws. Specifically, the Warrant Agent agrees: (a) to have a designated chief privacy officer; (b) to maintain policies and procedures to protect personal information and to receive and respond to any privacy complaint or inquiry; (c) to use personal information solely for the purposes of providing its services under or ancillary to this Indenture and not to use it for any other purpose except with the consent of or direction from the Corporation or the individual involved; (d) not to sell or otherwise improperly disclose personal information to any third party; and (e) to employ administrative, physical and technological safeguards to reasonably secure and protect personal information against loss, theft, or unauthorized access, use or modification.

9.12      Counterparts

This Indenture may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original and such counterparts together shall constitute one and the same instrument and, notwithstanding their date of execution, shall be deemed to bear date as of the date first above written.

9.13      Time of Essence

Time shall be of the essence of this Indenture and of the Warrants issued hereunder.

IN WITNESS WHEREOF the parties hereto have executed this Warrant Indenture effective on the day appearing on the first page.

GOLDEN PREDATOR MINES INC.

Per: ______________________

Per: ______________________

OLYMPIA TRUST COMPANY

Per: ______________________

Per: ______________________

35

IN WITNESS WHEREOF the parties hereto have executed this Warrant Indenture effective on the day appearing on the first page.

GOLDEN PREDATOR MINES INC.

Per: ______________________________

Per: ______________________________

OLYMPIA TRUST COMPANY

Per: NORM HAMADE Administrator

Per: Laurie Waddington
Senior Account Officer

35

Schedule “A”

Warrant Certificate

(see attached)

CUSIP: 38116H129
ISIN: CA38116H1293

WARRANT
to acquire common shares of
GOLDEN PREDATOR MINES INC.
(incorporated under the laws of British Columbia)

THIS IS TO CERTIFY THAT:

SPECIMEN SPECIMEN SPECIMEN *** NO1576712 *** 0 461926 of GOLDEN PREDATOR MINES INC *** SPECIMEN SPECIMEN SPECIMEN *** CA38116H1293 *** 0 461926 of GOLDEN PREDATOR MINES INC *** SPECIMEN SPECIMEN SPECIMEN *** CA38116H1293 *** 0 461926 of GOLDEN PREDATOR MINES INC *** SPECIMEN SPECIMEN *** NO1576712 *** CA38116H1293 *** 0 461926 of GOLDEN PREDATOR MINES INC *** SPECIMEN SPECIMEN SPECIMEN *** NO1576712 *** CA38116H1293 *** 0 461926 of GOLDEN PREDATOR MINES INC *** SPECIMEN SPECIMEN SPECIMEN *** NO1576712 *** CA38116H1293 *** 0 461926 of GOLDEN PREDATOR MINES INC *** SPECIMEN SPECIMEN SPECIMEN *** NO1576712 ***

SPECIMEN
SPECIMEN
SPECIMEN

NO1576712

*0*****
0**
0
****0**
*****0*

(the "**Holder**") is the registered Holder of the number of common share purchase warrants (the "**Warrants**") of Golden Predator Mines Inc. (the "Corporation"), and is entitled, on exercise of these Warrants upon and subject to the terms and conditions set forth herein and in the Warrant Indenture hereinafter referred to, to purchase at any time before 4:30 p.m. (Vancouver time) on August 15, 2011 (the "**Expiry Date**"), one fully paid and non-assessable common share without par value in the capital of the Corporation as constituted on the date hereof (a "**Common Share**") for each Warrant by surrendering to Olympia Trust Company (the "**Warrant Agent**") at its principal transfer office in the City of Vancouver with this certificate an exercise form in the form attached hereto duly completed and executed, accompanied by a certified cheque, bank draft or money order in lawful money of Canada payable to or to the order of the Corporation or to the Warrant Agent in an amount equal to the purchase price of the Shares so subscribed for. **The Warrants may not be exercised in the United States or by or on behalf of a "U.S. person (a "U.S. Person"), as such term is defined in Regulation S under the U.S. Securities Act of 1933, as amended (the "U.S. Securities Act"), unless an exemption from registration is available under the U.S. Securities Act and any applicable state securities laws and the Corporation has received an opinion of counsel and other evidence to such effect in form and substance satisfactory to the Corporation.**

Subject to adjustment thereof in the events and in the manner set forth in the Warrant Indenture hereinafter referred to, the exercise price payable for each Share upon the exercise of Warrants shall be CAD$3.35.

Certificates for the Common Shares subscribed for will be mailed to the persons specified in the exercise form at their respective addresses specified therein or, if so specified in the exercise form, delivered to such persons at the office where this Warrant Certificate is surrendered. If fewer Common Shares are purchased than the number that can be purchased pursuant to this Warrant Certificate, the Holder hereof will be entitled to receive without charge a new Warrant Certificate in respect of the balance of the Common Shares not so purchased. No fractional Common Shares will be issued upon exercise of any Warrant.

This Warrant Certificate evidences Warrants of the Corporation issued or issuable under the provisions of a warrant indenture (which indenture together with all other instruments supplemental or ancillary thereto is herein referred to as the "**Warrant Indenture**") dated as of August 15, 2008 between the Corporation and the Warrant Agent, as agent, to which Warrant Indenture reference is hereby made for particulars of the rights of the Holders of Warrants, the Corporation and the Warrant Agent in respect thereof and the terms and conditions on which the Warrants are issued and held, all to the same effect as if the provisions of the Warrant Indenture were herein set forth, to all of which the Holder by acceptance hereof assents. The Corporation will furnish to the Holder, on request and without charge, a copy of the Warrant Indenture. In the event of any discrepancy between anything contained in this Warrant Certificate and the terms and conditions of the Warrant Indenture, the terms and conditions of the Warrant Indenture shall govern.

The Warrant Indenture contains provisions for the adjustment of the price payable for each Common Share upon the exercise of Warrants and the number of Common Shares issuable upon the exercise of Warrants in the events and in the manner set forth therein.

Nothing contained in this Warrant Certificate, the Warrant Indenture or elsewhere shall be construed as conferring upon the Holder hereof any right or interest whatsoever as a Holder of Common Shares or any other right or interest except as herein and in the Warrant Indenture expressly provided. In the event of any discrepancy between anything contained in this Warrant Certificate and the terms and conditions of the Warrant Indenture, the terms and conditions of the Warrant Indenture shall govern.

Warrants are issuable only as fully registered Warrants. Warrants may only be transferred in compliance with the conditions of the Warrant Indenture on one of the registers to be kept by and at the principal offices of the Warrant Agent in Vancouver, and by the Warrant Agent or such other registrar as the Corporation, with the approval of the Warrant Agent, may appoint at such other place or places, if any, as may be designated, upon surrender of this Warrant Certificate to the Warrant Agent or other registrar accompanied by a written instrument of transfer in the form attached hereto and execution satisfactory to the Warrant Agent or other registrar and upon compliance with the conditions prescribed in the Warrant Indenture and with such reasonable requirements as the Warrant Agent or other registrar may prescribe and upon the transfer being duly noted thereon by the Warrant Agent or other registrar.
Time is of the essence hereof.

IN WITNESS WHEREOF the Corporation has caused this Warrant Certificate to be duly executed as of the 15th day of August, 2008.

DATED: **15 AUGUST 2008**

GOLDEN PREDATOR MINES INC.

By: ______________________
Authorized Signatory

Countersigned and Registered by:
OLYMPIA TRUST COMPANY

By: ______________________
Authorized Signatory

EXERCISE FORM

TO: GOLDEN PREDATOR MINES INC.
c/o Olympia Trust Company, 1900 – 925 West Georgia Street, Vancouver, British Columbia, V6C 3L2 Attention: Corporate & Shareholder Services

The undersigned holder of the within Warrants hereby exercises _______ of the Warrants represented hereby and the right provided for in such exercised Warrants to receive _______ the common shares of GOLDEN PREDATOR MINES INC. (the "Corporation") issuable pursuant to such Warrants.

In connection with the exercise of the Warrants, the undersigned represents, warrants and certifies as follows (Please check the ONE applicable box).

☐ A. At the time of exercise of these Warrants it is not (and is not exercising these Warrants for the account or benefit of) a "U S. person", as such term is defined in Regulation S under the U S. *Securities Act of 1933*, as amended (the "U.S Securities Act"), or a person in the United States and did not execute or deliver this exercise form while within the United States; or

☐ B. The undersigned holder has delivered to Olympia Trust Company an opinion of counsel and other evidence (which will not be sufficient unless it is in form and substance satisfactory to the Corporation) to the effect that an exemption from the registration requirements of the U S Securities Act and applicable state securities laws is available for the exercise of the Warrants.

The undersigned holder understands that unless Box A above is checked, the certificate representing the Corporation's common shares issued upon the exercise of the Warrants will bear a legend restricting transfer without registration under the U.S. Securities Act and applicable state securities laws unless an exemption from registration is available.

The undersigned hereby irrevocably directs that the said common shares be issued and delivered as follows:

Name(s) in Full	Address(es) (include Postal Code)	Numbers(s) of common shares
__________	__________	__________

(Please print in full the name in which certificates are to be issued If any of the securities are to be issued to a person or persons other than the Warrant Holder, the Transfer of Warrants form must be completed and the Warrant Holder must pay to the Warrant Agent all eligible transfer taxes or other government charges.)

Note: Certificates representing common shares will not be registered or delivered to an address in the United States unless Box B above is checked If Box B above is checked, any opinion and other evidence tendered must be in form and substance satisfactory to the Corporation Holders planning to deliver an opinion of counsel and other evidence in connection with the exercise of Warrants should contact the Corporation in advance to determine whether any opinions and other evidence tendered will be acceptable to the Corporation

DATED this ______ day of _______________, ____________

____
Signature of Registered Holder

____
Name of Registered Holder

____
Witness or Signature Guarantee*

____
Address of Registered Holder

* If the underlying securities are to be issued to a person other than the registered holder then the signature must be guaranteed by a major Canadian Schedule 1 bank or a member of a recognized Medallion Signature Guarantee Program. In the USA, signature guarantees must be done by members of a "Medallion Signature Guarantee Program" only Signature guarantees are not accepted from Treasury Branches, Credit Unions or Caisses Populaires unless they are members of the Stamp Medallion Program

☐ Please check box if these certificates are to be picked up at the office where this Warrant Certificate is surrendered, failing which the certificates will be mailed to the address shown on the register.

TRANSFER OF WARRANTS

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto (the "transferee"):

____
(name)

____
(address)

____________ of the Warrants registered in the name of the undersigned represented by the within certificate, and hereby irrevocably appoints ____________________ the attorney of the undersigned to request the transfer of Warrants on the books of the Corporation with full power of Substitution in the matter
The undersigned hereby certifies that the Warrants are being sold, assigned or transferred in accordance with applicable securities laws covering any such transaction.

DATED the _____ day of _______________.

Signature of Warrant Holder ______________________________
(Signature of Warrant Holder)

Guaranteed by:

____

*Authorized Signature Number

NOTE: The signature to this transfer must correspond with the name as recorded on the Warrants in every particular without alteration or enlargement or any change whatever. The signature of the person executing this transfer must be guaranteed by a major Canadian Schedule 1 Bank or a member of a recognized Medallion Signature Guarantee Program The Guarantor must affix a stamp bearing the actual words "Signature Guaranteed". In the USA, signature guarantees must be done by members of a "Medallion Signature Guarantee Program" only. Signature guarantees are not accepted from Treasury Branches, Credit Unions or Caisses Populaires unless they are members of the Stamp Medallion Program